   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 18, 1998



                                                             FILE NOS. 333-43561


                                                                       811-08589

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-2





REGISTRATION STATEMENT UNDER
   THE SECURITIES ACT OF 1933                                [X]


   Pre-Effective Amendment No. 1                             [X]


   Post-Effective Amendment No.                              [ ]
                              and


REGISTRATION STATEMENT UNDER
   THE INVESTMENT COMPANY ACT OF 1940                        [X]


   Amendment No. 1                                           [X]


                          VAN KAMPEN AMERICAN CAPITAL
                           SENIOR FLOATING RATE FUND
        (Exact Name of Registrant as Specified in Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181 (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
              (Registrant's Telephone Number, including Area Code)

                              Dennis J. McDonnell
        President, Van Kampen American Capital Senior Floating Rate Fund
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)

                                   Copies to:


     Wayne W. Whalen, Esq.          Thomas A. DeCapo, Esq.          Ronald A. Nyberg, Esq.
     Thomas A. Hale, Esq.            Skadden, Arps, Slate,         Executive Vice President,
     Skadden, Arps, Slate,            Meagher & Flom LLP         General Counsel and Director
   Meagher & Flom (Illinois)           One Beacon Street          Van Kampen American Capital
      333 W. Wacker Drive              Boston, MA 02108            Investment Advisory Corp.
    Chicago, Illinois 60606                                           One Parkview Plaza
        (312) 407-0700                                            Oakbrook Terrace, Illinois
                                                                             60181


     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
                               ------------------

                   CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933

================================================================================================================


                                                           PROPOSED*          PROPOSED*
                                         AMOUNT OF          MAXIMUM            MAXIMUM            AMOUNT OF
        TITLE OF SECURITIES            SHARES BEING     OFFERING PRICE        AGGREGATE         REGISTRATION
          BEING REGISTERED              REGISTERED         PER UNIT        OFFERING PRICE           FEE*
----------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial
Interest............................    100,000,000         $10.00         $1,000,000,000         $295,000
================================================================================================================


* Estimated solely for the purpose of calculating the registration fee; previously paid.

================================================================================

             VAN KAMPEN AMERICAN CAPITAL SENIOR FLOATING RATE FUND

                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 404(C)

                   ITEM NUMBER, FORM N-2                                 CAPTION IN PROSPECTUS
                   ---------------------                                 ---------------------
Part A
 1.  Outside Front Cover....................................    Cover Page
 2.  Inside Front and Outside Back Cover Page...............    Cover Page; Outside Back Cover
 3.  Fee Table and Synopsis.................................    Fund Expenses; Prospectus Summary
 4.  Financial Highlights...................................    Not Applicable
 5.  Plan of Distribution...................................    Use of Proceeds; Purchasing Shares of
                                                                the Fund; Management of the Fund
 6.  Selling Shareholders...................................    Not Applicable
 7.  Use of Proceeds........................................    Use of Proceeds; Investment Objective
                                                                and Policies and Special Risk Factors
 8.  General Description of the Registrant..................    The Fund; Investment Objective and
                                                                Policies and Special Risk Factors;
                                                                Investment Practices and Special Risks;
                                                                Description of Common Shares
 9.  Management.............................................    Management of the Fund; Custodian,
                                                                Dividend Disbursing and Transfer Agent
10.  Capital Stock, Long-Term Debt and Other Securities.....    The Fund; Taxation; Distributions;
                                                                Dividend Reinvestment Plan; Repurchase
                                                                of Shares; Description of Common
                                                                Shares; Communications with
                                                                Shareholders
11.  Defaults and Arrears on Senior Securities..............    Not Applicable
12.  Legal Proceedings......................................    Not Applicable
13.  Table of Contents of the Statement of Additional           Table of Contents of the Statement of
     Information............................................    Additional Information

                                                                            CAPTION IN SAI
                                                                            --------------
Part B
14.  Cover Page.............................................    Cover Page
15.  Table of Contents......................................    Cover Page
16.  General Information and History........................    Not Applicable
17.  Investment Objective and Policies......................    Investment Objective and Policies and
                                                                Special Risk Consideration; Investment
                                                                Restrictions; Portfolio Transactions
18.  Management.............................................    Trustees and Officers
19.  Control Persons and Principal Holders of Securities....    Trustees and Officers
20.  Investment Advisory and Other Services.................    Trustees and Officers; Management of
                                                                the Fund
21.  Brokerage Allocation and Other Practices...............    Portfolio Transactions
22.  Tax Status.............................................    Taxation
23.  Financial Statements...................................    Independent Accountants' Report;
                                                                Statement of Assets and Liabilities as
                                                                of February 16, 1998; Notes to
                                                                Statement of Assets and Liabilities


Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                           SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------

  Van Kampen American Capital Senior Floating Rate Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). An investment in the Fund may not be appropriate for all investors and there is no assurance that the Fund will achieve its investment objective. SEE "INVESTMENT OBJECTIVE AND POLICIES AND SPECIAL RISK CONSIDERATIONS."


     The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its outstanding common shares of beneficial interest ("Common Shares") at the then current net asset value of the Common Shares. An early withdrawal charge payable to Van Kampen American Capital Distributors, Inc. ("VKACDI") will be imposed on most Common Shares held for less than one year that are accepted for repurchase pursuant to a tender offer by the Fund. The Fund does not intend to list the Common Shares on any national securities exchange and none of the Fund, the Adviser or VKACDI intends to make a secondary market in the Common Shares at any time. Accordingly, Common Shares of the Fund have no history of public trading, and there is not expected to be any secondary trading market in the Common Shares. An investment in the Common Shares should be considered illiquid. SEE "REPURCHASE OF SHARES."


                                                       (Continued on next page.)
                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

     COMMON SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. COMMON SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Common Shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated February 18, 1998, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-341-2911 or, for Telecommunications Device for the Deaf, 1-800-421-2833. A table of contents to the Statement of Additional Information is located at page 32 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information has been filed with the SEC and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                             ---------------------
                          VAN KAMPEN AMERICAN CAPITAL
                             ---------------------

                  THIS PROSPECTUS IS DATED FEBRUARY 18, 1998.

(Continued from previous page.)


     The Fund expects to engage in a continuous offering of its Common Shares through VKACDI, as principal underwriter, and through selected broker-dealers and financial services firms, at a price per Common Share equal to net asset value. During an initial subscription period expected to terminate on March 24, 1998 (the "Subscription Period"), Common Shares will be offered at $10.00 per share for settlement on or about March 27, 1998. There is no initial sales charge or underwriting discount on purchases of Common Shares. VKACDI will compensate from its own assets the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000. The minimum initial investment for tax sheltered retirement plans is $250. See "Purchasing Shares of the Fund." The Fund has registered 100,000,000 Common Shares for sale under the Registration Statement to which this Prospectus relates. The Fund expects to incur expenses totalling approximately $140,000 in connection with the Fund's organization. Organizational expenses will be amortized over a period of 60 months. The Fund expects to incur approximately $648,000 in expenses in connection with the offering of 100,000,000 Common Shares pursuant to this Prospectus, which expenses will be charged as operating expenses of the Fund.


     Senior Loans in which the Fund may invest generally will pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major United States bank, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. Senior Loans generally will hold the most senior position in the capital structure of the Borrowers and generally will be secured with specific collateral, which may include guarantees, although the Fund may also invest in Senior Loans that are not secured by any collateral. The terms of Senior Loans typically will include various restrictive covenants which are designed to limit certain activities of the Borrowers. It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests will be used primarily to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. SEE "INVESTMENT OBJECTIVE AND POLICIES AND SPECIAL RISK CONSIDERATIONS."

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Fund Expenses...............................................      4
Prospectus Summary..........................................      5
The Fund....................................................     10
Use of Proceeds.............................................     11
Investment Objective and Policies and Special Risk
  Factors...................................................     11
Certain Characteristics of Senior Loan Interests............     11
Special Risk Considerations.................................     16
Investment Practices and Special Risks......................     18
Taxation....................................................     22
Management of the Fund......................................     23
Distributions...............................................     24
Dividend Reinvestment Plan..................................     25
Repurchase of Shares........................................     26
Description of Common Shares................................     27
Purchasing Shares of the Fund...............................     29
Communications with Shareholders............................     31
Custodian, Dividend Disbursing and Transfer Agent...........     32
Legal Opinions..............................................     32
Experts.....................................................     32
Additional Information......................................     32
Table of Contents for the Statement of Additional
  Information...............................................     32



  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S ADVISER OR VKACDI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

  The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)............     None
  Dividend Reinvestment Plan Fees...........................     None
  Early Withdrawal Charge...................................  0.00-1.00%(1)
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)
  Investment Advisory and Administration Fees(2)............    1.20%
  Interest Payments on Borrowed Funds.......................    0.00%
  Other Expenses (including service fee of 0.15%) (net of
     expense reimbursements)(2).............................    0.50%
                                                              ----------
       Total Annual Operating Expenses (net of expense
        reimbursements)(2)..................................    1.70%


----------------

(1) An early withdrawal charge of 1.00% will be imposed on most Common Shares accepted by the Fund for repurchase which have been held for less than one year. See "Repurchase of Shares" for additional information.



(2) The Adviser has agreed to waive investment advisory fees or reimburse the Fund for other operating expenses from the Fund's commencement of investment operation through the end of the Fund's first full fiscal year to the extent necessary so that Total Annual Operating Expenses for such period would not exceed 1.70%. In the absence of expense reimbursements, "Other Expenses" would be 1.06% and "Total Annual Operating Expenses" would be 2.26%. See "Management of the Fund" for additional information.


EXAMPLE

  An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:


                                                         ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                         --------   -----------   ----------   ---------
Assuming no tender of Common Shares....................    $17          $54          $92         $201
Assuming tender and repurchase of Common Shares on last
day of period and imposition of maximum applicable
early withdrawal charge................................    $27          $54          $92         $201



  This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown except for amounts for the Ten Years period which is after completion of organization expense amortization. The above tables and the assumptions in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the SEC; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information.


  THE FUND. Van Kampen American Capital Senior Floating Rate Fund (the "Fund") is a non-diversified, closed-end management investment company, organized as a Massachusetts business trust on December 19, 1997.



  CONTINUOUS OFFERING. The Fund expects to engage in a continuous offering of its common shares of beneficial interest (the "Common Shares") through Van Kampen American Capital Distributors, Inc. ("VKACDI") (an indirect affiliate of the Fund), as principal underwriter and through selected broker-dealers and financial services firms, at a public offering price per Common Share equal to net asset value. During an initial subscription period expected to terminate on March 24, 1998 (the "Subscription Period"), Common Shares will be offered at $10.00 per share for settlement on or about March 27, 1998. There will be no initial sales charge or underwriting discount on purchases of Common Shares. VKACDI will compensate from its own assets the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000 and minimum subsequent investment is $100. The minimum initial investment for tax sheltered retirement plans is $250. The Fund does not intend to list the Common Shares on any national securities exchange. The Fund may from time to time make tender offers for all or a portion of its Common Shares. An early withdrawal charge payable to VKACDI will be imposed on most Common Shares accepted for tender that have been held for less than one year. As discussed below in this Prospectus Summary under "Tender Offers," an investment in the Common Shares should be considered illiquid. See also "The Fund," "Purchasing Shares of the Fund" and "Repurchase of Shares."



  INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions (including domestic and foreign entities). Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. Senior Loans in which the Fund will purchase interests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or other base lending rates used by commercial lenders. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.



  Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent will be primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"). The Fund will purchase an Assignment or act as Original Lender with respect to a syndicated Senior Loan, initially, only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Adviser to be of comparable quality. When the Fund purchases a Participation, the Fund will typically enter into a contractual relationship with the Lender selling such Participation, but not with the Borrower. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Fund will purchase a Participation only when the Lender selling such Participation, and any other person interpositioned between such Lender and the Fund at the time of investment have outstanding debt obligations rated investment grade or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. With respect to any given Senior Loan, the rights of the Fund when it acquires a Participation may be different from, and more limited than, the rights of Original Lenders or of persons who acquire an Assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the Participations are obtained. The Fund may pay a fee or forgo a portion of interest payments to the Lender selling a Participation or Assignment pursuant to the terms of such Participation or Assignment.



  In normal market conditions, at least 80% of the Fund's total assets will be invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic borrowers or foreign borrowers (so long as Senior Loans to such foreign borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loan are required to be made in U.S. dollars). It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. Senior Loans generally are secured by specific collateral, which may include guarantees. The Fund may invest up to 20% of its total assets in interests in Senior Loans which are not secured by any collateral. The Fund may also acquire warrants, equity securities and, in limited circumstances, junior debt securities in connection with its investments in Senior Loans. Such equity securities and junior debt securities will not be treated by the Fund as Senior Loans. Investment in Senior Loans which are not secured by specific collateral and in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investment in collateralized Senior Loans.


  Loan Agreements may provide for various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the interests of the Lenders. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.


  A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of cash and liquid securities as a reserve against such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments would exceed 20% of the Fund's total assets.



  The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. The Fund estimates actual average maturity of Senior Loans in the portfolio will be approximately 18-24 months.



  Senior Loans historically have not been rated by nationally recognized statistical rating organizations. Because of the senior capital structure position of Senior Loans and the collateralized nature of most Senior Loans to be purchased for the Fund's portfolio, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. The Fund may invest in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade, or unrated but of comparable quality, commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, adequate collateral coverage of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on analyses performed by Lenders other than the Fund.



  During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, invest up to 100% of its assets in cash and such high quality, short-term securities. The Fund may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Fund's investment objective and policies and its investment practices and the associated considerations, see "Investment Objective and Policies and Special Risk Considerations" and "Investment Practices and Special Risks."



  INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), is the Fund's investment adviser. The Adviser also serves as investment adviser to the Van Kampen American Capital Prime Rate Income Trust, a closed-end investment company with investment objectives and policies substantially similar to those of the Fund and with over $6.6 billion in assets as of January 30, 1998. See "Management of the Fund."



  ADMINISTRATOR. VKAC is the Fund's administrator (the "Administrator"). See "Management of the Fund."



  FEES AND EXPENSES. The Fund will pay the Adviser a monthly fee at an annual rate of 0.95% of the average net assets of the Fund (as defined); such annual rate is reduced when average net assets exceed $4 billion. The Fund will pay the Administrator a monthly fee at an annual rate of 0.25% of the average net assets of the Fund (as defined). See "Management of the Fund."



  SERVICE PLAN. In addition to advisory fees and other expenses, the Fund pays service fees for personal services and/or the maintenance of shareholder accounts to VKACDI and broker-dealers and other persons in amounts not exceeding
 .25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Fund have initially authorized the Fund to make quarterly service fee payments to VKACDI and broker-dealers in amounts not expected to exceed .15% of the Fund's average daily net assets for each fiscal year. See "Purchasing Shares of the Fund."


DISTRIBUTIONS. The Fund's policy is to declare daily and pay monthly distributions to holders of Common Shares of substantially all net investment income of the Fund. Distributions to holders of Common Shares cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are distributed to holders of Common Shares at least annually. Holders of Common Shares may elect to have distributions automatically reinvested in additional Common Shares. Until such time as the Fund is fully invested, distributions will be less than they might otherwise be. See "Distributions," "Taxation," "Dividend Reinvestment Plan" and "Use of Proceeds."

  TENDER OFFERS. The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its outstanding Common Shares at the then current net asset value of the Common Shares. An early withdrawal charge payable to VKACDI will be imposed on most Common Shares accepted for tender that have been held for less than one year. The Fund does not intend to list the Common Shares on any national securities exchange and none of the Fund, the Adviser or VKACDI intends to make a secondary trading market in the Common Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. There can be no assurance that the Fund will in fact tender for any of its Common Shares. If the Fund tenders for Common Shares there is no guarantee that all, or any, Common Shares tendered will be purchased. Subject to its borrowing restrictions, the Fund may incur debt to finance repurchases of its Common Shares pursuant to tender offers; such borrowings entail additional risks. See "The Fund," "Purchasing Shares of the Fund" and "Repurchase of Shares."


  SPECIAL RISK CONSIDERATIONS. Illiquidity. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Common Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. In the event that the Fund's Board of Trustees does not, at any time or from time to time, authorize the Fund to engage in tender offers for its Common Shares, it is unlikely that a holder of Common Shares will be able to otherwise sell Common Shares to the Fund. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the Common Shares were to develop, the Common Shares likewise may trade at a discount from net asset value. Because the Fund expects to engage in a continuous offering of its Common Shares at a price equal to net asset value, it is unlikely that the Common Shares would trade at a premium to net asset value should a secondary market for the Common Shares develop.



  Borrowings. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed) for the purpose of obtaining short-term credits in connection with tender offers by the Fund for the Common Shares and to fund commitments to purchase Senior Loan interests. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Fund. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of such borrowings will be senior to those of the holders of Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to the holders of Common Shares. The Fund does not intend to use borrowings for long-term financial leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed). See "Repurchase of Shares."


  Senior Loans. Senior Loans in which the Fund will invest generally will not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical abilities of the Adviser than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities. See "Investment Objective and Policies and Special Risk Considerations."


  Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Fund will invest. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for liquid securities. Because a substantial portion of the Fund's assets may be invested in relatively illiquid Senior Loan interests, the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price may be restricted, and the Fund and holders of Common Shares may suffer capital losses as a result. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares or when the Adviser considers it advantageous to increase the percentage of the Fund's portfolio invested in high quality, short-term securities, and may in certain circumstances result in the Fund engaging in borrowings to meet short-term cash requirements. See "Investment Objective and Policies and Special Risk Considerations."


  Credit Risks Associated with Investments in Participations. The Fund will purchase Participations in Senior Loans. With respect to any given Senior Loan, the terms of Participations may result in the Fund having rights which differ from, and are more limited than, the rights of Lenders or of persons who acquire such interests by Assignment. Participations typically will result in the Fund having a contractual relationship with the Lender selling the Participation, but not with the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of such Lender, and may not have any exclusive or senior claim with respect to such Lender's interest in, or the collateral with respect to, the Senior Loan. As such, the Fund may incur the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower with respect to the Senior Loan when purchasing Participations and may not benefit directly from the security provided by any collateral supporting the Senior Loan with respect to which such Participation was sold. The Fund has implemented measures designed to reduce such risk. The Fund may pay a fee or forgo a portion of interest payments when acquiring Participations or Assignments. See "Investment Objective and Policies and Special Risk Considerations."

  Credit Risks Associated with Senior Loans. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although Senior Loans in which the Fund will invest may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a Senior Loan. To the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits of collateralization with respect to such Senior Loans. See "Investment Objective and Policies and Special Risk Considerations."

  Certain Investment Practices. The Fund may use various investment practices that involve special considerations including lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. In addition, the Fund has the authority to engage in interest rate and other hedging and risk management transactions. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks."

  Non-Diversification. The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. The Fund does not intend to invest, however, more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence. See "The Fund."

  Percentage of Assets in Participations. The Fund may invest up to 100% of its assets in Participations. The Lenders selling such Participations and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the bank, finance and financial services industries. Because the Fund may invest a relatively high percentage of its assets in such Participations, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. The Fund has taken measures which it believes significantly reduce its exposure to such risk. See "Investment Objective and Policies and Special Risk Considerations" and "Investment Restrictions" in the Statement of Additional Information.

  Investment in Non-U.S. Issuers. The Fund may invest in Senior Loans to Borrowers that are organized or located in countries other than the United States, provided that such Senior Loans are denominated in U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversities.

  Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Common Shares--Anti-Takeover Provisions in the Declaration of Trust."

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------


  Van Kampen American Capital Senior Floating Rate Fund (the "Fund") is a non-diversified, closed-end management investment company which was organized as a Massachusetts business trust on December 19, 1997. The Fund expects to engage in a continuous offering of its common shares of beneficial interest (the "Common Shares") through Van Kampen American Capital Distributors, Inc. ("VKACDI") (an indirect affiliate of the Fund), as principal underwriter. During an initial subscription period expected to terminate on March 24, 1998 (the "Subscription Period"), Common Shares will be offered at $10.00 per share for settlement on or about March 27, 1998. The Fund has registered 100,000,000 Common Shares for sale under the Registration Statement to which this Prospectus relates. The Fund's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and its telephone number is 1-800-421-5666.


  The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Common Shares for trading on any national securities exchange and none of the Fund, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or VKACDI intends to make a secondary trading market in the Common Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. The Board of Trustees of the Fund currently intends each quarter to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding Common Shares at the then current net asset value for the Common Shares. An early withdrawal charge payable to VKACDI will be imposed on most Common Shares held for less than one year which are accepted for repurchase pursuant to a tender offer by the Fund. There can be no assurance that the Fund will in fact tender for any of its Common Shares and, in the event that the Fund does not so tender, it is unlikely that a holder of Common Shares will be able to otherwise sell Common Shares to the Fund. If the Fund tenders for Common Shares, there is no guarantee that all, or any, Common Shares tendered will be purchased. Subject to its borrowing restrictions, the Fund may incur debt to finance repurchases of its Common Shares pursuant to tender offers, which entails additional risks. The ability of the Fund to enter into tender offers may be limited by certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"), that must be satisfied in order for the Fund to maintain its desired tax status as a regulated investment company. See "Repurchase of Shares."


--------------------------------------------------------------------------------

USE OF PROCEEDS
--------------------------------------------------------------------------------


  The Adviser expects to invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as soon as practicable after completion of the Subscription Period, but in no event, under normal market conditions, longer than three months after the Subscription Period. Pending such investment, the proceeds may be invested in high quality, short-term securities.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES AND SPECIAL RISK FACTORS
--------------------------------------------------------------------------------

  An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.


  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions (including domestic and foreign entities). Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests.


CERTAIN CHARACTERISTICS OF SENIOR LOAN INTERESTS

  Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

  The Fund may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender").

  It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. The Fund currently does not intend to acquire interests in Senior Loans the proceeds of which would be used primarily to finance construction or real estate development projects. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of Borrowers may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior Loans generally are secured by specific collateral, which may include guarantees. The Fund may also invest up to 20% of its total assets in Senior Loans which are not secured by any collateral. To the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund will acquire such interests in warrants, equity securities and junior debt securities only as an incident to the intended purchase of interests in Senior Loans. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.



  Loan Agreements may include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.


  Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market.


  In normal market conditions, at least 80% of the Fund's total assets will be invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic borrowers or foreign borrowers (so long as Senior Loans to such foreign borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversities. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. As a result of expected prepayments from time to time of Senior Loans in the Fund's portfolio, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

  When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers will also affect the Fund's net asset value. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

  The Fund may purchase and retain in its portfolio a Senior Loan interest the Borrower with respect to which has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The values of such Senior Loan interests, if any, will reflect, among other things, the Adviser's assessment of the likelihood that the Fund ultimately will receive full repayment of the principal amount of such Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

  Senior Loans historically have not been rated by nationally recognized statistical rating organizations. Because of the senior capital structure position of Senior Loans and the collateralized or guaranteed nature of most Senior Loans, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. The Fund may invest a substantial portion of its assets in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

  The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures which it believes significantly reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

  Participations by the Fund in a Lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower. The Fund has taken the following measures in an effort to minimize such risks. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. In the event that the Fund does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the Investment Company Act of 1940, as amended, as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of Trustees of the Fund (a "Designated Custodian").

  The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  When the Fund is an Original Lender originating a Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

  The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality. In addition, the Fund will purchase a Participation only where the Lender selling such Participation, and any other person interpositioned between such Lender and the Fund at the time of investment, have outstanding debt obligations rated investment grade or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

  Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

  The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

  Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

  A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans as a reserve against such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

  During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's, or unrated commercial paper considered by the Adviser to be of similar quality, interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories or having no such rating but determined by the Adviser to be of comparable quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities. The Fund will acquire such warrants, equity and junior debt securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. Although the Fund generally will acquire interests in warrants, equity and junior debt securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants, equity and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value.


  The Fund also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss as a result, a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its assets in Senior Loans.


SPECIAL RISK CONSIDERATIONS

  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Fund's investments and, where the Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although, with respect to collateralized Senior Loans, the Fund generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral, which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. In the event that the Fund does not believe that a perfected security interest has been obtained with respect to a collateralized Senior Loan, the Fund will only obtain an interest in such Senior Loan if the Agent is a Designated Custodian. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

  Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange listed securities.

  Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Fund will invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund's assets invested in Senior Loan interests may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares, and may result in the Fund borrowing to meet short-term cash requirements.

  To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators that regulate certain financial institutions require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price which, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to such Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

  The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. See "Investment Restrictions" in the Statement of Additional Information. The Fund does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

  The Fund may use various investment practices that involve special considerations including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks."

--------------------------------------------------------------------------------
INVESTMENT PRACTICES AND SPECIAL RISKS
--------------------------------------------------------------------------------

  In connection with the investment objective and policies described above, the Fund may: engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when issued" or "delayed delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

  The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

  The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower to which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

  In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

  The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates in incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

  Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

  New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

LENDING OF PORTFOLIO HOLDINGS

  The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

--------------------------------------------------------------------------------
TAXATION
--------------------------------------------------------------------------------


  The Fund intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including, among other things, interest and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, the Fund will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

  Distributions. Distributions of the Fund's net investment income are taxable to holders of Common Shares as ordinary income, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to holders of Common Shares at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


  Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of the repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


  Capital Gains Rates Under the 1997 Tax Act. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act") the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum long-term capital gains rate for corporations remains at 35%. The new tax rates for capital gains under the 1997 Tax Act described above apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.

  General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of Common Shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

  The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Fund's Board of Trustees.

THE ADVISER

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"). VKAC is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. VKAC's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


  INVESTMENT ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Fund's Board of Trustees. Subject to their authority, the Adviser and the Fund's officers will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also furnishes offices, necessary facilities and equipment and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions.



  For the services provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser an annualized fee (accrued daily and paid monthly) equal to a percentage of the average net assets of the Fund as indicated below. The advisory fee is higher than the fees paid by most management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with investment objectives and policies similar to those of the Fund.


AVERAGE DAILY NET ASSETS   PERCENT PER ANNUM
------------------------   -----------------
   First $4.0 Billion       0.950 of 1.00%
   Next $ 3.5 Billion       0.900 of 1.00%
   Next $ 2.5 Billion       0.875 of 1.00%
   Over $10.0 Billion       0.850 of 1.00%

The Adviser may in its sole discretion from time to time waive all or a portion of the investment advisory fee or reimburse the Fund for all or a portion of its other expenses. The Adviser has agreed to waive investment advisory fees or reimburse the Fund for other operating expenses from the Fund's commencement of investment operations through the end of the Fund's first full fiscal year to the extent necessary so that total annual operating expenses for such period would not exceed 1.70%.



  PORTFOLIO MANAGEMENT. Jeffrey W. Maillet is a Senior Vice President of the Adviser and is primarily responsible for the day to day management of the Fund's portfolio Mr. Maillet also has primary responsibility for the day to day management of the portfolio of the Van Kampen American Capital Prime Rate Income Trust, a closed-end investment company investing primarily in interests in Senior Loans and having investment objectives and policies virtually identical to those of the Fund. As of January 30, 1998, Van Kampen American Capital Prime Rate Income Trust had over $6.6 billion in net assets. Mr. Maillet has been employed by the Adviser since 1989.


  THE ADMINISTRATOR. The administrator for the Fund is VKAC (in such capacity, the "Administrator"). Its principal business address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Administrator is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Administrator maintains offices and regional representatives in major cities across the nation. VKACDI, which is the principal underwriter of the Common Shares in connection with the offering thereof by the Fund, is a wholly-owned subsidiary of VKAC. See "Purchase of Shares."

  Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement") and in consideration of its administrative fee, the Administrator will (i) monitor the provisions of the Loan Agreements and any agreements with respect to Participations and Assignments and be responsible for recordkeeping with respect to Senior Loans in the Fund's portfolio; (ii) arrange for the printing and dissemination of reports to holders of Common Shares; (iii) arrange for the dissemination of the Fund's proxy and any tender offer materials to holders of Common Shares, and oversee the tabulation of proxies by the Fund's transfer agent; (iv) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiate the terms and conditions under which dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith and review the provision of dividend disbursing services to the Fund; (vi) provide the Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) make such reports and recommendations to the Board of Trustees as the Trustees reasonably request or deem appropriate; and (viii) provide certain shareholder services to holders or potential holders of the Fund's securities.

  For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund's net assets.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

  The Fund's present policy is to declare daily and pay monthly distributions to holders of Common Shares of substantially all net investment income of the Fund. Net investment income of the Fund consists of all interest income, fee income, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund. Expenses of the Fund are accrued each day. Distributions to holders of Common Shares cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are expected to be distributed to holders of Common Shares at least annually. Holders of Common Shares may elect to have distributions automatically reinvested in additional Common Shares. Until such time as the Fund is fully invested, distributions will be less than they might otherwise be. See "Dividend Reinvestment Plan."

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

  The Fund offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have all distributions of dividends and all capital gains automatically reinvested in Common Shares pursuant to the Plan. Unless Common Shareholders elect to participate in the Plan, all Common Shareholders will receive distributions of dividends and capital gains in cash.

  State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for the Common Shareholders in administering the Plan. Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, at net asset value. The valuation date will be the dividend or distribution payment date or, if that date is not a business day, the next preceding business day.

  The Plan Agent will maintain each Common Shareholder's account in the Plan and furnish monthly written confirmations of all transactions in the accounts, including information needed by Common Shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Shareholder's proxy will include those Common Shares purchased pursuant to the Plan. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.

  In the case of Common Shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholders as representing the total amount registered in the record Common Shareholder's name and held for the account of beneficial owners who are participating in the Plan.

  The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Fund at least 90 days before the record date for the dividend distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Fund.

  All registered Common Shareholders (other than brokers or nominees) will be mailed information regarding the Plan, including a form with which they may elect to participate in the Plan. Shareholders who intend to hold their Common Shares through a broker or nominee should contact such person to confirm that they may participate in the Plan and to determine the effect, if any, that a transfer of the account by the shareholder to another broker or nominee will have on continued participation in the Plan. A Common Shareholder may withdraw from the Plan at any time by contacting the Plan Agent at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from the Plan, and Common Shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections should be directed to the Plan Agent and should include the name of the Fund and the Common Shareholder's name and address as registered. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided above, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. All correspondence concerning the Plan should be directed to the Plan Agent at c/o ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, MO 64153-9256. Please call (800) 341-2911 between the hours of 7:00 a.m. and 7:00 p.m. Central Standard Time if you have questions regarding the Plan.

  DIVIDEND DIVERSIFICATION. A shareholder also may, upon written request by completing the appropriate section of the application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on Common Shares of the Fund invested into shares of certain mutual funds advised by the Adviser or its affiliates so long as a pre-existing account for such shares exists for the shareholder. A shareholder may call the phone numbers shown above to obtain a list of the mutual funds available and to request current prospectuses.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

--------------------------------------------------------------------------------
REPURCHASE OF SHARES
--------------------------------------------------------------------------------

  The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding Common Shares at the net asset value of the Common Shares on the expiration date of the tender offer. Although such tender offers, if undertaken and completed, will provide some liquidity for holders of the Common Shares, there can be no assurance that such tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all holders of Common Shares who may desire to sell such Common Shares. As such, investment in the Common Shares should be considered illiquid. An early withdrawal charge payable to VKACDI will be imposed on most Common Shares accepted for tender by the Fund which have been held for less than one year, as described below.

  Although the Board of Trustees believes that tender offers for the Common Shares generally would increase the liquidity of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Common Shares. As a result, the Fund may be required to borrow money in order to finance repurchases and tenders.


  The Fund's Declaration of Trust authorizes the Fund, without prior approval of the holders of Common Shares, to borrow money in an amount up to 33 1/3% of the Fund's total assets, for the purpose of, among other things, obtaining short-term credits in connection with tender offers by the Fund for Common Shares. In this connection, the Fund may issue notes or other evidence of indebtedness or secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowing, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing by the Fund. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to the holders of Common Shares. The Fund does not intend to use borrowings for long-term financial leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments, pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).


  The Fund expects to enter into a Credit Agreement, as borrower, with certain banks, as lenders (the "Financial Institutions"), pursuant to which the Financial Institutions will provide a credit facility to the

Fund. The Fund does not expect that the credit facility will be secured by the assets of the Fund or other collateral. The Fund expects that the credit facility will provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that the Fund may make. See "Repurchase of Shares" in the Statement of Additional Information.

  Should the Fund determine to make a tender offer for its Common Shares, a notice describing the tender offer, containing information shareholders should consider in deciding whether to tender their Common Shares and including instructions on how to tender Common Shares will be sent to shareholders of record. Information concerning the purchase price to be paid by the Fund and the manner in which shareholders may ascertain net asset value during the pendency of a tender offer will also be set forth in the notice. The Fund will purchase all Common Shares tendered in accordance with the terms of the offer unless it determines to terminate the offer. Costs associated with the tender will be charged against capital. See the Statement of Additional Information for additional information concerning repurchase of Common Stock.

  Upon the death of a holder of Common Shares, VKACDI will waive any early withdrawal charge (discussed below) applicable to the first $100,000 worth of such holder's Common Shares repurchased pursuant to a tender offer commenced within one year of such holder's death; provided that the Fund's transfer agent has received, on VKACDI's behalf, proper notice of the death of such holder. For this purpose, the transfer agent will be deemed to have received proper notice of such holder's death upon its receipt of (i) a duly executed Letter of Transmittal duly submitted in connection with a tender offer, (ii) a written request for waiver of the early withdrawal charge, in form satisfactory to the transfer agent, signed by the holder's duly authorized representative or surviving tenant, (iii) appropriate evidence of death and (iv) appropriate evidence of the authority of the representative of the deceased holder or surviving tenant. Common Shares held in joint tenancy or tenancy in common will be deemed to be held by a single holder (which may be either tenant in the case of joint tenancy) and the death of any such tenant will be deemed to be the death of such holder of Common Shares. Information concerning the waiver of the early withdrawal charge may be obtained by contacting the Fund.

  EARLY WITHDRAWAL CHARGE. An early withdrawal charge designed to recover offering expenses will be charged in connection with most Common Shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge will be imposed on a number of Common Shares accepted for cash tender from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tender is accepted of (a) all Common Shares owned by such holder that were purchased more than one year prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely those purchased within the one year preceding the acceptance) over the purchase price of such Common Shares. The early withdrawal charge will be paid to VKACDI. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Common Shares.


  EXCHANGES. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the tender of Common Shares of the Fund in contingent deferred sales charge shares ("Class C Shares") of certain open-end investment companies distributed by VKACDI ("VKAC Funds"). The Early Withdrawal Charge will be waived for Common Shares tendered in exchange for Class C Shares in the VKAC Funds; however, such Class C Shares immediately become subject to a contingent deferred sales charge equivalent to the Early Withdrawal Charge on Common Shares of the Fund. Thus, shares of such VKAC Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VKAC Funds. The purchase of shares of such VKAC Funds will be deemed to have occurred at the time of the initial purchase of the Common Shares of the Fund for calculating the applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
DESCRIPTION OF COMMON SHARES
--------------------------------------------------------------------------------

  The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated December 19, 1997 (the "Declaration of Trust"). The

Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Fund does not intend to hold annual meetings of the holders of Common Shares.

  COMMON SHARES. The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $.01 par value per Common Share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The terms of any borrowings may limit the payment of dividends to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

  As a rule, the Fund will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

  As of the date of this Prospectus, VKAC or its subsidiaries owns 100% of the issued and outstanding Common Shares and as a result is deemed to control the Fund. The Common Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Common Shares.

  ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the Common Shares, such provisions could have the effect of depriving holders of Common Shares of an opportunity to sell their Common Shares at a premium over prevailing market prices.


  The Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding Common Shares then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of Common Shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of Common Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Common Shares of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).



  A Trustee may be removed from office (i) with cause by a written instrument signed by at least two-thirds of the remaining Trustees, (ii) without cause by a written instrument signed by at least 80% of the remaining trustees or (iii) by a vote of the holders of at least two-thirds of the Common Shares.



  The Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.



  FUND STRUCTURE. The Fund's fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through the future conversion to a fund structure commonly known as a "master-feeder" structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Fund's Board of Trustees presently does not intend to affect any conversion of the Fund to a master-feeder structure.


--------------------------------------------------------------------------------
PURCHASING SHARES OF THE FUND
--------------------------------------------------------------------------------

  The Fund expects to engage in a continuous offering of its Common Shares through VKACDI, as principal underwriter of the continuous offering of the Common Shares, whose offices are located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Common Shares will also be offered through members of the National Association of Securities Dealers, Inc. ("NASD") or eligible non-NASD members who are acting as brokers or agents for investors ("broker-dealers"). The Fund reserves the right to terminate or suspend the continuous offering of its Common Shares at any time without prior notice.

  The Fund does not intend to list the Common Shares on any national securities exchange and none of the Fund, the Adviser or VKACDI intends to make a secondary market in the Common Shares. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid.

  Except as discussed below under "Investments by Tax Sheltered Retirement Plans," the minimum initial investment in the Fund is $1,000 and minimum subsequent investment is $100.


  During the continuous offering, the Common Shares will be offered by the Fund at the public offering price next computed after an investor places an order to purchase directly with VKACDI, or with the investor's broker-dealer. The price of Common Shares ordered through an investor's broker-dealer will be the public offering price next determined after the Fund receives the order. Because the Fund determines the public offering price once daily on each business day as of 5:00 p.m. Eastern time, orders placed through an investor's broker-dealer must be transmitted to the Fund by the broker-dealer prior to such time for the investor's order to be executed at the public offering price to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to such time must be settled between the investor and the broker-dealer placing the order. The public offering price is equal to the net asset value per Common Share. There will be no initial sales charge or underwriting discount on purchases of Common Shares. During the Subscription Period, Common Shares will be offered at $10.00 per share for settlement on or about March 27, 1998.


  VKACDI will compensate broker-dealers participating in the continuous offering at a rate of 0.75% of the dollar value of Common Shares purchased from the Fund by such broker-dealers. For Common Shares sold during the Subscription Period, VKACDI will compensate broker-dealers participating at a rate of 1.00% of the dollar value of Common Shares purchased from the Fund by such broker-dealers. If the Common Shares remain outstanding after one year from the date of their original purchase, VKACDI will compensate such broker-dealers at an annual rate, paid quarterly, equal to 0.75% of the dollar value of such Common Shares sold by such broker-dealers and remaining outstanding.

  At various times VKACDI may implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. The value of any such non-cash awards will not exceed $50 per person annually. These incentives will not change the price investors pay for Common Shares or the amount that the Fund will receive from the sale of Common Shares. The compensation paid to broker-dealers at the time of purchase and the quarterly payments mentioned above will be paid by VKACDI out of its own assets, and not out of the assets of the Fund. An early withdrawal charge payable to VKACDI will be imposed on most Common Shares held for less than one year that are accepted for repurchase pursuant to a tender offer by the Fund. See "Repurchase of Shares." The compensation paid to broker-dealers and VKACDI, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed applicable limitations. VKACDI will monitor the aggregate value of all such compensation on an ongoing basis.

  In addition to advisory fees, administrative fees and other expenses, the Fund pays service fees pursuant to a Service Plan (the "Service Plan") designed to meet the service fee requirements of the sales charge rule of the NASD, as if such rule were applicable. The Service Plan is further described in the Statement of Additional Information, and the following is a description of the salient features of the Service Plan.

  The Service Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to VKACDI and broker-dealers and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Fund have initially implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to VKACDI and broker-dealers in amounts not expected to exceed .15% of the Fund's average daily net assets for each fiscal year. VKACDI will retain the service fee in the first year (as reimbursement for an initial service fee payment of .15% of broker-dealers at the time of sale) and each quarter thereafter only with respect to shares that are tendered. However, the Service Plan authorizes the Trustees of the Fund to increase payments without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets.

  Automatic Investment. Once an investor has opened an account in the Fund with the minimum $1,000 investment, the automatic investment option may be utilized to make regular monthly investments of $100 or more into such investor's account with the Fund. In order to utilize this option, an investor must fill out and sign the Automatic Investment application available from the transfer agent, the Fund, such investor's broker or dealer, or VKACDI. Once the transfer agent has received this application, such investor's checking account at his designated bank will be debited each month in the amount authorized by such investor to purchase shares of the Fund. Once enrolled in the Automatic Investment Program, an investor may change the monthly amount or terminate participation at any time by writing the transfer agent. Investors in the automatic investment program will receive a confirmation of these transactions from the Fund quarterly and their regular bank account statements will show the debit transaction each month.

  Investments by Tax-Sheltered Retirement Plans. Common Shares are available for purchase in connection with certain types of tax-sheltered retirement plans, including, without limitation, Employee Pension Plans ("SEP's") for employees; qualified plans for self-employed individuals; and qualified corporate pension and profit sharing plans for employees.

  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  The purchase of shares of the Fund may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250.

  Shareholders considering establishing a retirement plan or purchasing any Fund shares in connection with a retirement plan, should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

  The illiquid nature of the Fund's Common Shares may affect the nature of distributions from tax sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax sheltered retirement plans.

--------------------------------------------------------------------------------
COMMUNICATIONS WITH SHAREHOLDERS
--------------------------------------------------------------------------------

  The Fund will send semi-annual and annual reports to shareholders, including a list of the portfolio investments held by the Fund.

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

  The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per Common Share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per Common Share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

  When utilized by the Fund, distribution rate and compounded distribution rate figures will be based on historical performance and will not be intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

  The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future. These comparisons may be used in advertisements and in information furnished to present or prospective shareholders.



                                                          COMPARISON OF PRIME RATE,
                                                            MONEY MARKET RATE AND
                                                       LONDON INTER-BANK OFFERED RATE
                                                     (AS OF 12/31 OF EACH CALENDAR YEAR)
                      -------------------------------------------------------------------------------------------------
                       1984      1985      1986      1987      1988      1989      1990      1991      1992      1993
                       ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
3 Month Treasury
 Bill Rate(1).......  8.6000%   7.1000%   5.5300%   5.7700%   8.0700%   7.6300%   6.7400%   4.0700%   3.2200%   3.0600%
3 Month LIBOR(2)....  8.7500%   8.0000%   6.3750%   7.4375%   9.6200%   8.3750%   7.6300%   4.3125%   3.4375%   3.3750%

                            COMPARISON OF PRIME RATE,
                              MONEY MARKET RATE AND
                         LONDON INTER-BANK OFFERED RATE
                       (AS OF 12/31 OF EACH CALENDAR YEAR)
                      -------------------------------------
                       1994      1995      1996      1997
                       ----      ----      ----      ----
3 Month Treasury
 Bill Rate(1).......  5.6000%   5.1400%   4.9100%   5.1600%
3 Month LIBOR(2)....  6.5000%   5.6250%   5.5625%   5.8125%


---------------


(1)  The 3 Month Treasury Bill Rate. Source: Bloomberg.



(2) The 3 Month London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.

--------------------------------------------------------------------------------
CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT
--------------------------------------------------------------------------------

  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, Massachusetts 02105-1713, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. The custodian, among other things, will attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. State Street Bank and Trust Company also will perform certain accounting services for the Fund pursuant to the Fund Accounting Agreement between it and the Fund. ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256 is the dividend disbursing and transfer agent of the Fund.

--------------------------------------------------------------------------------
LEGAL OPINIONS
--------------------------------------------------------------------------------


  Certain legal matters in connection with the Common Shares offered hereby have been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP.


--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------


  The Statement of Assets and Liabilities as of February 16, 1998, included in the Statement of Additional Information, has been so included in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

  Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

  THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION IS AS
FOLLOWS:


                                                              PAGE
                                                              ----
Investment Objective and Policies and Special Risk
  Considerations............................................  B- 2
Investment Restrictions.....................................  B- 2
Trustees and Officers.......................................  B- 4
Portfolio Transactions......................................  B- 9
Management of the Fund......................................  B-10
Net Asset Value.............................................  B-12
Taxation....................................................  B-13
Repurchase of Shares........................................  B-15
Independent Accountants' Report.............................  B-17
Statement of Assets and Liabilities as of February 16,
  1998......................................................  B-18

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER 1-800-341-2911.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR 1-800-421-5666.

DEALERS--FOR DEALER
INFORMATION, CALL
1-800-421-5666. FOR WIRE ORDERS
CALL ACCESS INVESTOR
SERVICES, INC.'S TOLL FREE
NUMBER--1-800-231-7166

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL 1-800-421-2833

FOR AUTOMATED TELEPHONE
SERVICES DIAL 1-800-847-2424
VAN KAMPEN AMERICAN CAPITAL
SENIOR FLOATING RATE FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Principal Underwriter

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Dividend Disbursing and Transfer Agent

ACCESS INVESTOR
SERVICES, INC.
P.O. BOX 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital

      Senior Floating Rate Fund


Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
      Senior Floating Rate Fund

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                           SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------

                          P  R  O  S  P  E  C  T  U  S


                               FEBRUARY 18, 1998


         ------ A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                          VAN KAMPEN AMERICAN CAPITAL
                           SENIOR FLOATING RATE FUND

                      STATEMENT OF ADDITIONAL INFORMATION


  Van Kampen American Capital Senior Floating Rate Fund (the "Fund"), is a non-diversified, closed-end management investment company whose investment objective is to provide a high level of current income, consistent with preservation of capital. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated February 18, 1998 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-341-2911, or for Telecommunications Device for the Deaf, 1-800-421-2833. This Statement of Additional Information incorporates by reference the entire Prospectus.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objective and Policies and Special Risk
  Considerations............................................  B- 2
Investment Restrictions.....................................  B- 2
Trustees and Officers.......................................  B- 4
Portfolio Transactions......................................  B- 9
Management of the Fund......................................  B-10
Net Asset Value.............................................  B-12
Taxation....................................................  B-13
Repurchase of Shares........................................  B-15
Independent Accountants' Report.............................  B-17
Statement of Assets and Liabilities as of February 16,
  1998......................................................  B-18


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.


      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED FEBRUARY 18, 1998

                       INVESTMENT OBJECTIVE AND POLICIES
                        AND SPECIAL RISK CONSIDERATIONS

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate Senior Loans to Borrowers. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of Senior Loan interests and associated special risk considerations, see "Investment Objective and Policies and Special Risk Factors" in the Prospectus.

                            INVESTMENT RESTRICTIONS

  The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding Common Shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. In accordance with the foregoing, the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a Loan Agreement and the Lender selling a Participation to the Fund together with any other persons interpositioned between such Lender and the Fund with respect to a Participation.


   2. Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.


   3. Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

   4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   5. Buy any security "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

   6. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

   9. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

  10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

  11. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  12. Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

  For purposes of investment restriction number 2, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

                             TRUSTEES AND OFFICERS

  The table below sets forth the officers and trustees of the Fund, their principal occupations for the last five years and their affiliations, if any, with the Adviser, Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Management, Inc., Van Kampen American Capital Distributors, Inc. ("VKACDI"), Van Kampen American Capital, Inc. ("VKAC"), Van Kampen American Capital Advisors, Inc., ACCESS Investor Services, Inc., Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital RecordKeeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation, or VK/AC Holding, Inc. (affiliates of the Adviser). Unless otherwise noted the address of each of the Trustees and officers is One Parkview Plaza, Oakbrook Terrace, IL 60181.

DENNIS J. MCDONNELL,* DATE OF BIRTH 05/20/42, PRESIDENT, CHAIRMAN OF THE BOARD AND TRUSTEE. Mr. McDonnell is President, Chief Operating Officer and a Director of the Adviser, AC Adviser, Van Kampen American Capital Advisors, Inc., and Van Kampen American Capital Management, Inc. He is also an Executive Vice President and Director of VK/AC Holding, Inc., VKAC. Mr. McDonnell is President and a Director of Van Kampen Merritt Equity Advisors Corp. He is the President and a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser and the AC Adviser. Prior to April of 1997, he was a Director of Van Kampen Merritt Equity Holdings Corp. Prior to September of 1996, Mr. McDonnell was Chief Executive Officer and Director of MCM Group, Inc., McCarthy, Crisanti & Maffei, Inc. and Chairman and Director of MCM Asia Pacific Company, Limited and MCM (Europe) Limited. Prior to July of 1996, Mr. McDonnell was President, Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc. Prior to December, 1991, Mr. McDonnell was Senior Vice President of Van Kampen Merritt Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

DAVID C. ARCH, DATE OF BIRTH 07/17/45, TRUSTEE. Mr. Arch is Chairman and Chief Executive Officer of Blistex Inc., a consumer health care product's manufacturer. Director of Elmhurst College and the Illinois Manufacturers' Association. His address is 1800 Swift Drive, Oak Brook, Illinois 60521. Mr. Arch is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser and the AC Adviser.


ROD DAMMEYER, DATE OF BIRTH 11/05/40, TRUSTEE. Mr. Dammeyer is Managing Partner of Equity Group Investments, Inc. (EGI), a company that makes private equity investments in other companies, and Chief Executive Officer and Director of Anixter International Inc., a value-added provider of integrated networking and cabling solutions that support business information and network infrastructure requirements (employed by Anixter since 1985). Prior to 1997, Mr. Dammeyer was President, Chief Executive Officer and a Director of Great American Management & Investment, Inc., a diversified manufacturing company. He is also a member of the Board of Directors of TeleTech Holdings Inc., Lukens, Inc., Metal Management, Inc., Stericycle, Inc., Transmedia Network, Inc., Jacor Communications, Inc., CNA Surety, Corp., IMC Global Inc., Antec Corporation, Groupo Azucarero Mexico (GAM) and a member of the Chase Manhattan Corporation National Advisory Board and Kent State University Foundation. Mr. Dammeyer was previously a Director of Santa Fe Energy Resources, Inc., Falcon Building Products, Inc., Lomas Financial Corporation, Santa Fe Pacific Corporation, Q-Tel, S.A. de C.V. and Servicios Financieros Quadrum, S.A. Prior to 1998, Mr. Dammeyer was a Director of Capsure Holdings Corp., Revco D.S., Inc. and Sealy, Inc. His address is Two North Riverside Plaza, Suite 1950, Chicago, Illinois 60606. Mr. Dammeyer is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser and the AC Adviser.


HOWARD J KERR, DATE OF BIRTH 11/17/35, TRUSTEE. Mr. Kerr is President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Mr. Kerr is also a Director of Canbra Foods, Ltd., a Canadian oilseed crushing, refining, processing and packaging operation. Prior to 1991, Mr. Kerr was President, Chief Executive Officer and Chairman of the Board of Directors of Grabill Aerospace Industries, Ltd. His address is 736 North Western Ave., P.O. Box 317, Lake Forest, Illinois 60045. Mr. Kerr is a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser and the AC Adviser.

STEVEN MULLER, DATE OF BIRTH 11/22/27, TRUSTEE. Dr. Muller is Chairman of The 21(st) Century Foundation (public affairs). He is President Emeritus of The Johns Hopkins University. He is also a Director of Beneficial Corporation (bank holding company) and Millpore Corporation (biotechnology). Prior to December, 1997, Dr. Muller was a director of the Common Sense Trust and, prior to May, 1997, a Director of BT Alex. Brown & Sons (investment banking). His address is The Johns Hopkins University, Suite 711, 1619 Massachusetts Avenue, N.W., Washington, D.C. 20036. Dr. Muller is also a Trustee, Director and Managing General Partner of other investment companies advised by the Adviser and the AC Adviser.


THEODORE A. MYERS, DATE OF BIRTH 08/03/30, TRUSTEE. Mr. Myers is a Senior Financial Advisor of Qualitech Steel Corporation, a manufacturer of special quality bar products, as well as iron carbide (a steel scrap substitute). Mr. Myers is a Director of COVA Series Trust of COVA Financial Life Insurance (formerly known as Xerox Life). He is also a member of the Arthur Anderson Chief Financial Officer Advisory Committee. Prior to 1997, Mr. Myers was a Director of McClouth Steel, and prior to July of 1996, Mr. Myers was an Executive Vice President and Chief Financial Officer of Qualitech Steel Corporation. Prior to August, 1993, Mr. Myers was Senior Vice President, Chief Financial Officer and a Director of Foods Brand America (formerly known as Doskocil Companies, Inc.), a food processing and distribution company. Prior to January, 1990, Mr. Myers was Vice President and Chief Financial Officer of Inland Steel Industries. His address is 550 Washington Avenue, Glencoe, Illinois 60022. Mr. Myers is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser and the AC Adviser.


DON G. POWELL,* DATE OF BIRTH 10/19/39, TRUSTEE. Mr. Powell is Chairman and a Director of VKAC, the Distributor, the Adviser, the AC Adviser, VK/AC Holding, Inc., Van Kampen American Capital Management, Inc., Van Kampen American Capital Advisors, Inc., ACCESS Investor Services, Inc., Van Kampen American Capital Recordkeeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Services, Inc. and Van Kampen American Capital Exchange Corporation. Prior to July of 1996, Mr. Powell was Chairman and Director of VSM Inc. and VCJ Inc. Prior to September 1996, Mr. Powell was Chairman and Director of McCarthy, Crisanti & Maffei, Inc. and McCarthy, Crisanti & Maffei Acquisition Corporation. Prior to 1997, he was Chairman, President and Director of American Capital Shareholders Corporation. Prior to April of 1997, Mr. Powell was Chairman, President and Director of Van Kampen Merritt Equity Holdings Corp. Mr. Powell is Chairman of the Board of Governors and the Executive Committee of the Investment Company Institute. Mr. Powell is also a Trustee or Director of other investment companies advised by the Adviser and the AC Adviser.


HUGO F. SONNENSCHEIN, DATE OF BIRTH 11/14/40, TRUSTEE. Mr. Sonnenschein is President of the University of Chicago. Mr. Sonnenschein is a member of the Board of Trustees of the University of Rochester and a member of its investment committee. Prior to July, 1993, Mr. Sonnenschein was Provost of Princeton University, and, from 1988 to 1991, Mr. Sonnenschein was Dean of the School of Arts and Sciences at the University of Pennsylvania. Mr. Sonnenschein is a member of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. His address is 5801 South Ellis Avenue, Suite 502, Chicago, Illinois 60637. Mr. Sonnenschein is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser and the Ac Adviser.

WAYNE W. WHALEN,* DATE OF BIRTH 08/22/39, TRUSTEE. Mr. Whalen is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom (Illinois). His address is 333 West Wacker Drive, Chicago, Illinois 60606. Mr. Whalen is also a Trustee, Director or Managing General Partner of other investment companies advised by the Adviser and the AC Adviser.

PETER W. HEGEL, DATE OF BIRTH 06/25/56, VICE PRESIDENT. Mr. Hegel is Executive Vice President and Portfolio Manager of the Adviser. He is Executive Vice President of the AC Adviser, Van Kampen American Capital Management, Inc. and Van Kampen American Capital Advisors, Inc. Prior to July of 1996, Mr. Hegel was a Director of VSM Inc. Prior to September of 1996, Mr. Hegel was a Director of McCarthy, Crisanti & Maffei, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. He is Vice President of other investment companies advised by the Adviser and the AC Adviser.

JEFFREY W. MAILLET, DATE OF BIRTH 09/30/56, VICE PRESIDENT. Mr. Maillet is Senior Vice President and Portfolio Manager of the Adviser. He is Senior Vice President of Van Kampen American Capital Management, Inc., and the AC Adviser. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

RONALD A. NYBERG, DATE OF BIRTH 07/29/53, VICE PRESIDENT AND SECRETARY. Mr. Nyberg is Executive Vice President, General Counsel, Secretary and Director of VKAC, VK/AC Holding, Inc. He is also Executive Vice President, General Counsel and Director of Van Kampen Merritt Equity Holdings Corp. Mr. Nyberg is also Executive Vice President, General Counsel and Assistant Secretary of ACCESS Investor Services, Inc., and Executive Vice President, General Counsel, Assistant Secretary and Director of the Adviser, the AC Adviser, Van Kampen American Capital Advisors, Inc., Van Kampen American Capital Management, Inc., VKACDI, Van Kampen American Capital Exchange Corporation, American Capital Contractual Services, Inc., and Van Kampen American Capital Trust Company. Prior to April of 1997, he was Executive Vice President, General Counsel and Director of Van Kampen Merritt Equity Advisors Corp. Prior to July of 1996, Mr. Nyberg was Executive Vice President and General Counsel of VSM Inc. and Executive Vice President and General Counsel of VCJ Inc. Prior to September of 1996, he was General Counsel of McCarthy, Crisanti & Maffei, Inc. He is a Vice President and Secretary of other investment companies advised by the Adviser and the AC Adviser, and is a Director of ICI Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to March of 1991, Mr. Nyberg was Secretary of Van Kampen Merritt Inc., the Adviser and McCarthy, Crisanti & Maffei, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

EDWARD C. WOOD, III, DATE OF BIRTH 01/11/56, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER. Mr. Wood is Senior Vice President of the Adviser, the AC Adviser, and Van Kampen American Capital Management, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Wood is Vice President and Chief Financial Officer of other investment companies advised by the Adviser and the AC Adviser.

CURTIS W. MORELL, DATE OF BIRTH 08/04/46, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. Mr. Morell is Senior Vice President of the Adviser and the AC Adviser. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Morell is Vice President and Chief Accounting Officer each of other investment companies advised by the Adviser and the AC Adviser.


SCOTT E. MARTIN, DATE OF BIRTH 08/20/56, ASSISTANT SECRETARY. Mr. Martin is Senior Vice President, Deputy General Counsel and Assistant Secretary of VKAC, VK/AC Holding, Inc., and Senior Vice President, Deputy General Counsel and Secretary of VKACDI, the Adviser, the AC Adviser, Van Kampen American Capital Advisors, Inc., ACCESS Investor Services, Inc., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc. and Van Kampen American Capital RecordKeeping Services, Inc., Van Kampen American Capital Exchange Corporation, American Capital Contractual Services, Inc., Van Kampen American Capital Management, Inc., and Van Kampen Merritt Equity Advisors Corp. Prior to April of 1997, Senior Vice President, Deputy General Counsel and Secretary of Van Kampen American Capital Services, Inc. and Van Kampen Merritt Holdings Corp. Prior to September of 1996, Mr. Martin was Deputy General Counsel and Secretary of McCarthy, Crisanti & Maffei, Inc., and prior to July of 1996, he was Senior Vice President, Deputy General Counsel and Secretary of VSM Inc. and VCJ Inc. His address in One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Martin is an Assistant Secretary of other investment companies advised by the Adviser and the AC Adviser.


WESTON B. WETHERELL, DATE OF BIRTH 06/15/56, ASSISTANT SECRETARY. Mr. Wetherell is Vice President, Associate General Counsel and Assistant Secretary of VKAC, VKACDI, the Adviser, the AC Adviser, Van Kampen American Capital Management, Inc., and Van Kampen American Capital Advisors, Inc. Prior to September of 1996, Mr. Wetherell was Assistant Secretary of McCarthy, Crisanti & Maffei, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Wetherell is an Assistant Secretary of other investment companies advised by the Adviser and the AC Adviser.


NICHOLAS DALMASO, DATE OF BIRTH 03/01/65, ASSISTANT SECRETARY. Mr. Dalmaso is Vice President, Associate General Counsel, Assistant Secretary and Attorney of VKAC. Mr. Dalmaso is also Vice President and Assistant Secretary of the Adviser, the AC Adviser, VKACDI, Van Kampen American Capital Advisors, Inc. and Van Kampen American Capital Management, Inc. His address is One Parkview Plaza, Oakbrook

Terrace, Illinois 60181. Prior to May 1992, attorney for Cantwell & Cantwell, a Chicago law firm. Mr. Dalmaso is Assistant Secretary of other investment companies advised by the Adviser and the AC Adviser.



HUEY P. FALGOUT, JR., DATE OF BIRTH 11/15/63, ASSISTANT SECRETARY. Mr. Falgout is Vice President and an Attorney of VKAC. He is Assistant Vice President and Assistant Secretary of the Adviser and the AC Adviser, ACCESS Investor Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Management, Inc., Van Kampen American Capital Exchange Corporation, Van Kampen American Capital Advisors, Inc. and VKACDI. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Falgout is Assistant Secretary of other investment companies advised by the adviser and the AC Adviser.


JOHN L. SULLIVAN, DATE OF BIRTH 08/20/55, TREASURER. Mr. Sullivan is First Vice President of the Adviser and the AC Adviser. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Sullivan is Treasurer of other investment companies advised by the Adviser and the AC Adviser.


STEVEN M. HILL, DATE OF BIRTH 10/16/64, ASSISTANT TREASURER. Mr. Hill is Vice President of the Adviser and the AC Adviser. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Hill is Assistant Treasurer of other investment companies advised by the Adviser and the AC Adviser.


TANYA M. LODEN, DATE OF BIRTH 11/19/59, CONTROLLER. Ms. Loden is Vice President of the Adviser and the AC Adviser. Her address is 2800 Post Oak Blvd., Houston, TX 77056. Ms. Loden is Controller of other investment companies advised by the Adviser and the AC Adviser.

MICHAEL ROBERT SULLIVAN, DATE OF BIRTH 03/30/33, ASSISTANT CONTROLLER. Mr. Sullivan is Assistant Vice President of the Adviser and the AC Adviser. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Sullivan is Assistant Controller of other investment companies advised by the Adviser and the AC Adviser.


     *Such trustees are "interested persons" as defined in the 1940 Act. Messrs. McDonnell and Powell is an interested person of the Adviser and the Fund by reason of his position at the Adviser. Mr. Whalen is an interested person of the Fund by reason of his law firm having acted as legal counsel to the Fund.



The officers and Trustees hold the same positions with other funds in the Fund Complex (defined below). The officers and Trustees as a group own less than 1% of the Fund's outstanding Common Shares. As of the date of this Statement of Additional Information, VKAC or its subsidiaries owns 100% of the issued and outstanding Common Stock and as a result is deemed to control the Fund. The compensation of the officers and trustees who are affiliated persons (as defined in the 1940 Act) of the Adviser, VKACDI or VKAC is paid by the respective entity. The Fund pays the compensation of all other officers and trustees of the Fund. Funds in the Fund Complex, including the Fund, pay the Trustees who are not affiliated persons of the Adviser, VKACDI or VKAC, an annual retainer of $92,500, which retainer is allocated among the funds based on the relative net assets of such funds, and $250 per fund per meeting of the Board of Trustees, as well as reimbursement of expenses incurred in connection with such meetings. Under the Fund's retirement plan, trustees who are not affiliated with the Adviser, VKACDI or VKAC, have at least ten years of service (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 60, are eligible to receive a retirement benefit equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Fund's deferred compensation plan, a trustee who is not affiliated with the Adviser, VKACDI or VKAC can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund or other funds in the Fund Complex selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of other funds in the Fund Complex in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Subject to certain exceptions and limitations, as fully described in Section 5.3 of the Fund's Declaration of Trust on file with the SEC, the Fund indemnifies every Trustee and officer of the Fund against liabilities and expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his being or having been a Trustee or officer. Such indemnification is unavailable for any Trustee or officer who is deemed to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties or to not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund.


COMPENSATION TABLE


                                                                              FUND COMPLEX
                                                         ------------------------------------------------------
                                                             ESTIMATED
                                         ESTIMATED       AGGREGATE PENSION                           TOTAL
                                         AGGREGATE         OR RETIREMENT        ESTIMATED        COMPENSATION
                                        COMPENSATION     BENEFITS ACCRUED    AGGREGATE ANNUAL   BEFORE DEFERRAL
                                      BEFORE DEFERRAL       AS PART OF        BENEFITS UPON        FROM FUND
              NAME(1)                 FROM THE FUND(2)      EXPENSES(3)       RETIREMENT(4)       COMPLEX(5)
              -------                 ----------------   -----------------   ----------------   ---------------
David C. Arch.......................       $4,257             $ 7,912            $85,000           $157,750
Rod Dammeyer........................        4,257              14,303             85,000            157,750
Howard J Kerr.......................        4,257              27,338             85,000            157,750
Steven Muller.......................        4,257                   0                  0                  0
Theodore A. Myers...................        4,257              57,361             85,000            157,750
Hugo F. Sonnenschein................        4,257              13,493             85,000            157,750
Wayne W. Whalen.....................        4,250              16,155             85,000            157,250


---------------

(1) Messrs. McDonnell and Powell are affiliated person of the Adviser, VKACDI and VKAC, and do not receive compensation or retirement benefits from the Fund.


(2) As of the date of this Statement of Additional Information the Fund had not commenced investment operations and, accordingly, no trustees received compensation related to its operation. The amounts shown in this column are the estimated Aggregate Compensation of the Fund before deferral by the trustees under the deferred compensation plan for the upcoming fiscal year. The deferred compensation plan is described above the table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation.


(3) The amounts shown in this column represent the sum of the estimated Pension or Retirement Benefit Accruals expected to be accrued by the 34 operating funds in the Fund Complex as of December 31, 1997 for their respective fiscal years end in 1997. The Fund is expected to accrue in total approximately $3,800 covering all of the trustees named above in its first full fiscal year. The retirement plan is described above the table.



(4) The amounts shown in this column represent the sum of the estimated annual benefits payable per year by the 34 operating funds in the Fund Complex as of December 31, 1997 for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Fund is expected to pay benefits of $2,500 per year for each of the 10-year period commencing in the year of such trustee's retirement to those trustees who retire at or over the age of 60 and with at least ten years of service to the Fund. The retirement plan is described above the compensation table.



(5) The "Fund Complex" currently consists of 39 investment companies (including the Fund) advised by the Adviser or its affiliates that have the same members on each investment company's Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of 34 operating investment companies in the Fund Complex for the year ended December 31, 1997 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or common shares of other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Whalen and Powell, the Trustees are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen received Total Compensation of $268,447 for the year ended December 31, 1997.

                             PORTFOLIO TRANSACTIONS

  With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Investment Objective and Policies."

  With respect to investments other than in Senior Loans, the Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Adviser. Because statistical and other research information only supplements the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration the fact that certain firms have sold Common Shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser and may select firms that are affiliated with the Fund, the Adviser, VKACDI or VKAC.

  If it is believed to be in the best interest of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Adviser did not consider the broker's furnishing of such services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.


  If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold. In this regard allocations of Senior Loans by the Adviser will be made taking into account a variety of factors, including the assets of such clients then available for investment in Senior Loans, such clients' relative net asset value and such clients' investment objectives, policies and limitations. Although in some cases this procedure could have a detrimental effect on the price paid by the Fund for the financial instrument or the volume of the financial instrument purchased by the Fund, the ability to participate in volume transactions and to negotiate lower commissions, fees and expenses possibly could benefit the Fund.


  Although the Adviser will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the Trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 100%.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to affiliates of the Fund, or to affiliates of such persons, be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar financial instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After review of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to brokers that are affiliated with the Fund.

                             MANAGEMENT OF THE FUND

THE ADVISER

  The Adviser was incorporated as a Delaware corporation in 1982. The Adviser is a wholly-owned subsidiary of VKAC. VKAC is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. VKAC more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INVESTMENT ADVISORY AGREEMENT


  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund will continue in effect until December 19, 1999 and thereafter from year to year, unless earlier terminated as described below, if approved annually (a) by the Trustees of the Fund or by a majority of the Fund's Common Shares and (b) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party (in the case of the Fund, such termination may be effected by the Board of Trustees or by a majority of the Common Shares) and will automatically terminate in the event of assignment. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.


  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. The Adviser also furnishes necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions.

  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Trustees are responsible for the overall management and supervision of the Fund's affairs. The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities. The Advisory Agreement continues in effect from year to year only if specifically approved by the Trustees, and by the disinterested Trustees, or the Fund's holders of Common Shares in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days' written notice by either party and will terminate automatically in the event of assignment.

THE ADMINISTRATOR

  The administrator for the Fund is VKAC (in such capacity, the "Administrator").

  The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the Common Shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of Common Shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of Common Shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement and any extraordinary expenses of a nonrecurring nature.

SERVICE PLAN

  In addition to the fees and expenses described herein, the Fund has adopted a Service Plan (the "Service Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc., as if such rule were applicable. The Service Plan has been approved by the independent Trustees of the Fund, who have no direct or indirect financial interest in the Service Plan, and by all of the Trustees of the Fund.

  The Service Plan provides that the Fund may make payments of service fees for personal services and/or the maintenance of shareholder accounts to VKACDI and broker-dealers and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Fund have initially implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to VKACDI and broker-dealers in amounts not expected to exceed .15% of the Fund's average daily net assets for each fiscal year.

  The Service Plan shall continue in effect indefinitely for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or any agreements related to the Service Plan (the "Plan Trustees") and (ii) all of the Trustees then in office cast in person at a meeting (or meetings) called for the purpose of voting on this Service Plan. The Service Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Fund in the manner described above. The Service Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Under the Service Plan, the Trustees shall review at least quarterly a written report of the amounts expended under the Service Plan and the purposes for which such expenditures were made.

  So long as the Service Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not such interested persons of the Adviser. The Trustees have determined that in their judgment there is a reasonable likelihood that the Service Plan will benefit the Fund and its shareholders.

OTHER AGREEMENTS

  LEGAL SERVICES AGREEMENT. The Fund and each of the other funds advised by the Adviser and distributed by VKACDI have entered into a Legal Services Agreements pursuant to which VKAC provides legal services, including without limitation: accurate maintenance of the Funds' minute books and records, preparation and oversight of the Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by VKACDI also receive legal services from VKAC. Of the total costs for legal services provided to funds distributed by VKACDI, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

                                NET ASSET VALUE

  The net asset value per share of the Fund's Common Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Common Shares outstanding. The net asset value will be computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

  The value of the Fund's portfolio will be determined by the Adviser, following guidelines established and periodically reviewed by the Trustees. Interests in Senior Loans will be valued by the Adviser on behalf of the Fund on the basis of market quotations and transactions in instruments which the Adviser believes may be comparable to Senior Loan interests with respect to the following characteristics: credit quality, interest rate, interest rate redetermination period and maturity. Such instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. In determining the relationship between such instruments and the Senior Loan interests in the Fund's portfolio, the Adviser will consider on an ongoing basis, among other factors, (i) the credit worthiness of the Borrower and (ii) the current interest rate, the period until next interest rate redetermination and maturity of such Senior Loan interests. It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of fixed-income or longer term securities. The Adviser believes that Lenders selling Senior Loan interests or otherwise involved in a Senior Loan transaction may tend, in valuing Senior Loan interests for their own account, to be less sensitive to interest rate and credit quality changes and, accordingly, the Adviser does not intend to rely solely on such valuations in valuing the Senior Loan interests for the Fund's account. In addition, because a secondary trading market in Senior Loans has not yet fully developed, in valuing Senior Loans, the Adviser may not rely solely on but may consider, to the extent the Adviser believes such information to be reliable, prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Senior Loans. To the extent that an active secondary market in Senior Loan interests develops to a reliable degree, the Adviser may rely to an increasing extent on such market prices and quotations in valuing the Senior Loan interests in the Fund's portfolio. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Adviser does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for the determination of the value of such Senior Loan interests. Accordingly, the Adviser generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

  Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

  Short-term obligations which mature in 60 days or less will be valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or will be valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets will be valued at fair value as determined in good faith by or on behalf of the Trustees.

                                    TAXATION

FEDERAL TAXATION


  The Fund intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; and (b) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets or more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).


  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including among other things, interest and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income was distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the

Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


DISTRIBUTIONS

  Distributions of the Fund's net investment income are taxable to Shareholders as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to Common Shareholders at the rates applicable to long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Common Shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. It is not expected that any portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations. The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Shareholders receiving distributions in the form of additional Common Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Common Shares received, determined as of the distribution date. The basis of such Common Shares will equal the fair market value of such shares on the distribution date.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications, or who are otherwise subject to backup withholding.

SALE OF SHARES


  Except as discussed below, selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

  Capital Gains Rates Under the 1997 Tax Act. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The 1997 Tax Act did not affect the maximum long-term capital gains rate for corporations, which remains at 35%. The new tax rates for capital gains under the 1997 Tax Act described above apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.

GENERAL

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of Common Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                              REPURCHASE OF SHARES

  The Fund expects to enter into a Credit Agreement, as borrower, with certain banks, as lenders (the "Financial Institutions"), pursuant to which the Financial Institutions will provide a credit facility to the Fund. The Fund does not expect that the Credit Facility will be secured by the assets of the Fund or other collateral. See "Repurchase of Shares" in the Statement of Additional Information.

  Even if a tender offer has been made, the Trustees' announced policy, which may be changed by the Trustees, is that the Fund cannot accept tenders if (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level, as more fully described in "Taxation") or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its Common Shares if Common Shares were repurchased. The Trustees may modify these conditions in light of experience.

  Any tender offer made by the Fund for its Common Shares will be at a price equal to the net asset value of the Common Shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Common Shares and will establish procedures which will be specified in the tender offer documents, to enable Common Shareholders to ascertain readily such net asset value. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate net asset value in connection with determinations of pricing for tender offers, if any. Each offer will be made and Common Shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

  Tendered Common Shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury Common Shares will be recorded and reported as an offset to Shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury Common Shares are retired, Common Shares issued and outstanding and capital in excess of par value will be reduced accordingly.


  If the Fund must liquidate portfolio securities in order to repurchase Common Shares tendered, the Fund may realize gains and losses.



FUND STRUCTURE


  The Fund's fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through the future conversion to a fund structure commonly known as a "master-feeder" structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Fund's Board of Trustees presently does not intend to effect any conversion of the Fund to a master-feeder structure. In addition, the Fund's Board of Trustees presently does not intend to effect any conversion in which (i) the master fund does not have substantially the same management team, investment objective, investment policies and investment restrictions as the Fund just prior to the conversion,
(ii) the value of the shareholder's investment in Fund would not be the same immediately after the conversion as it was immediately before such conversion or
(iii) an increase in the Fund's expense ratios is expected as a result of the conversion.

                        INDEPENDENT ACCOUNTANTS' REPORT


The Board of Trustees and Shareholder of
Van Kampen American Capital Senior Floating Rate Fund


We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Senior Floating Rate Fund (the "Fund") as of February 16, 1998. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Van Kampen American Capital Senior Floating Rate Fund as of February 16, 1998 in conformity with generally accepted accounting principles.


                                                           KPMG PEAT MARWICK LLP

Chicago, Illinois

February 17, 1998

                          VAN KAMPEN AMERICAN CAPITAL
                           SENIOR FLOATING RATE FUND

                      STATEMENT OF ASSETS AND LIABILITIES


                               FEBRUARY 16, 1998



ASSETS:
  Cash......................................................  $100,000
  Unamortized organization expense..........................   140,000
                                                              --------
     Total assets...........................................  $240,000
                                                              ========
LIABILITIES:
  Accrued organization expense..............................  $140,000
                                                              --------
     Total liabilities......................................  $140,000
                                                              ========
Net assets..................................................  $100,000
                                                              ========
Net assets consists of:
  Common Shares, $.01 par value, unlimited number of shares
     authorized, 10,000 shares issued and outstanding.......  $100,000
                                                              --------
     Total net assets.......................................  $100,000
                                                              ========
  Net asset value per Common Share ($100,000 divided by
     10,000 shares outstanding).............................  $  10.00
                                                              ========


---------------

(1) The Fund was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated December 19, 1997 and has had no operations since that date other than relating to organization matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Van Kampen American Capital, Inc., an affiliated company. The authorized capital of the Fund currently consists of an unlimited number of Common Shares of beneficial interest. $.01 par value per Common Share.



(2) The Fund will incur approximately $140,000 of expenses in connection with the organization of the Fund. These expenses will be amortized over a period not to exceed five years beginning on the date of the Fund's initial public offering of its shares. The amount paid by the Fund on any repurchase during the amortization period of any of the initial 10,000 shares sold to Van Kampen American Capital, Inc. will be reduced by a pro rata portion of any unamortized organization. Such proration is to be calculated by dividing the number of initial shares repurchased by the number of initial shares outstanding at the time of such repurchase.

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS:

        Included in Part A:

           None.

        Included in Part B:


           Independent Accountants' Report; Statement of Assets and Liabilities as of February 16, 1998; Notes to Statement of Asset and Liabilities


     (B) EXHIBITS


               (a)(i)    Declaration of Trust dated December 19, 1997(+)
                  (b)    By-laws(+)
                  (d)    Form of Specimen Certificate of Common Shares of Beneficial Interest of Registrant(+)
                  (g)    Investment Advisory Agreement(+)
               (h(1))    Offering Agreement(+)
               (h(2))    Form of Dealer Agreement(*)
               (h(3))    Form of Broker Agreement(*)
               (h(4))    Form of Bank Agreement(*)
               (h(5))    Addendum to Selling Group Agreements(*)
               (j(1))    Custodian Agreement(+)
               (j(2))    Transfer Agency and Service Agreement(+)
               (k(1))    Administration Agreement(+)
               (k(2))    Amended and Restated Legal Services Agreement(+)
               (k(3))    Service Plan (+)
                  (l)    Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(*)
                  (n)    Consent of KPMG Peat Marwick LLP(*)
                  (p)    Letter of Investment Intent(+)
                 (24)    Power of Attorney(+)


---------------


+   Previously filed.



*   Filed herewith.


ITEM 25: MARKETING ARRANGEMENTS

     See Exhibit h to this Registration Statement.

ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


Securities and Exchange Commission fees.....................  $295,000
National Association of Securities Dealers, Inc. fees.......  $ 30,500
Printing and engraving expenses*............................  $377,500
Legal fees*.................................................  $ 75,000
Accounting expenses*........................................  $  5,000
Miscellaneous expenses*.....................................  $  5,000
                                                              --------
               Total**......................................  $788,000
                                                              ========

---------------
 * Estimates.
** This amount includes organizational expenses and expenses in connection with the offering estimated to be $140,000 and $648,000, respectively.

ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 28: NUMBER OF HOLDERS OF SECURITIES


     At February 16, 1998



                  TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
                  --------------                     ------------------------
Common Shares of Beneficial Interest, par value
  $.01 per share...................................                1


ITEM 29: INDEMNIFICATION

     Please see Article 5.3 of the Registrant's Amended and Restated Declaration of Trust (Exhibit (a)(i)) for indemnification of officers and trustees. Registrant's trustees and officers are also covered by an Errors and Omissions Policy. Section 5 of the proposed Investment Advisory Agreement between the Fund and the Adviser provides that in the absence of willful misfeasance, bad faith or gross negligence in connection with the obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, the Adviser shall not be liable to the Fund or to any Common Shareholder of the Fund for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security. The Distribution Agreement provides that the Registrant shall indemnify the Distributor (as defined therein) and certain persons related thereto for any loss or liability arising from any alleged misstatement of a material fact (or alleged omission to state a material fact) contained in, among other things, the Registration Statement or Prospectus except to the extent the misstated fact or omission was made in reliance upon information provided by or on behalf of the Distributor. (See Section 7 of the Distribution Agreement.)

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the Distributor in connection with the Common Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, MO 02105-1713 or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) all such accounts, books and other documents required to be maintained by the principal underwriter will be maintained by Van Kampen American Capital Distributors, Inc., at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 32: MANAGEMENT SERVICES

     Not applicable

ITEM 33: UNDERTAKINGS

     1. Registrant undertakes to suspend offering of its Common Shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable

     3. Not applicable

     4. (a) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5. If applicable:

          (a) For purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED IN THE CITY OF OAKBROOK TERRACE, AND THE STATE OF ILLINOIS, ON THE 17TH DAY OF FEBRUARY, 1998.

                                          VAN KAMPEN AMERICAN CAPITAL

                                          SENIOR FLOATING RATE FUND



                                          By:       /s/ DENNIS J. McDONNELL

                                             -----------------------------------

                                                    Dennis J. McDonnell


                                                         President


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED ON FEBRUARY 17, 1998 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:

                     SIGNATURES                                              TITLE
                     ----------                                              -----
              /s/  DENNIS J. McDONNELL*                  Chairman, President
-----------------------------------------------------    (Chief Executive Officer) and Trustee
                 Dennis J. McDonnell

                 /s/  DAVID C. ARCH*                     Trustee
-----------------------------------------------------
                    David C. Arch

                 /s/  ROD DAMMEYER*                      Trustee
-----------------------------------------------------
                    Rod Dammeyer

                 /s/  HOWARD J KERR*                     Trustee
-----------------------------------------------------
                    Howard J Kerr

                 /s/  STEVEN MULLER*                     Trustee
-----------------------------------------------------
                    Steven Muller

               /s/  THEODORE A. MYERS*                   Trustee
-----------------------------------------------------
                  Theodore A. Myers

                 /s/  DON G. POWELL*                     Trustee
-----------------------------------------------------
                    Don G. Powell

             /s/  HUGO F. SONNENSCHEIN*                  Trustee
-----------------------------------------------------
                Hugo F. Sonnenschein

                /s/  WAYNE W. WHALEN*                    Trustee
-----------------------------------------------------
                   Wayne W. Whalen

              /s/  EDWARD C. WOOD, III*                  Vice President and Treasurer
-----------------------------------------------------    (Chief Financial Officer and Accounting
                 Edward C. Wood, III                     Officer)

                                                               February 17, 1998


* Signed by Dennis J. McDonnell pursuant to a Power of Attorney, previously filed.



      /s/ DENNIS J. McDONNELL

------------------------------------

        Dennis J. McDonnell

          Attorney-in-Fact

                       EXHIBIT INDEX TO FORM N-2 EXHIBITS

              SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                              ON FEBRUARY 18, 1998






               (h(2))    Form of Dealer Agreement
               (h(3))    Form of Broker Agreement
               (h(4))    Form of Bank Agreement
               (h(5))    Addendum to Selling Group Agreements
                  (l)    Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                  (n)    Consent of KPMG Peat Marwick LLP